MERRIMAC SERIES

Merrimac Cash Series
Merrimac Prime Series
Merrimac Treasury Series
Merrimac Treasury Plus Series
Merrimac U.S. Government Series
Merrimac Municipal Series

Supplement dated July 3, 2007 to the Statement of Additional Information dated May 1, 2007

Effective July 3, 2007, the Statement of Additional Information (“SAI”) of the Merrimac Series (the “Trust”) dated May 1, 2007 is hereby supplemented and amended as follows:

The first paragraph of the “Investment Advisers and Sub-Advisers” section under the “Investment Advisory and Other Services” heading is replaced as follows:

The Portfolios each retain Investors Advisory LLC (the “Adviser”) (formerly known as Investors Bank & Trust Company—Advisory Division) as their investment adviser. The Adviser is a wholly-owned subsidiary of State Street Bank & Trust Company (“State Street”). The Investment Adviser Agreements (the “Adviser Agreements”) between the Adviser and each of the Portfolios provide that the Adviser will manage the operations of the Portfolios, subject to the policies established by the Board of Trustees of the Trust. The Adviser also provides office space, facilities, equipment and personnel necessary to supervise the Portfolios’ operations and pays the compensation of each such Portfolio’s officers, employees and directors who are affiliated with the Adviser. The Portfolios each pay the Adviser a unitary fee for the services provided by the Adviser, as Adviser, and State Street as Administrator, Custodian, Fund Accountant and Transfer Agent. For a description of the rate of compensation that the Portfolios pay the Adviser under the Adviser Agreements, see “Administrator, Transfer Agent and Fund Accountant” below.

The paragraphs of the “Administrator, Transfer Agent, Custodian and Fund Accountant” section under the “Investment Advisory and Other Services” heading are replaced as follows:

State Street serves as Administrator, Transfer Agent and Custodian to the Funds and the Portfolios. The services provided by State Street, as administrator, include certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. As transfer agent and dividend paying agent, State Street is responsible for issuance, transfer and redemption of interests, the establishment and maintenance of accounts and the payment of distributions for each Fund and for maintaining records of holders in interest and for the payment of distributions for each Portfolio. As custodian, State Street holds cash, securities and other assets of the Funds and the Portfolios as required by the 1940 Act.

IBT Trust Company (Canada) (“IBT Canada”) a wholly-owned subsidiary of State Street, serves as fund accounting agent for the Portfolios. As fund accounting agent, IBT Canada performs certain accounting, clerical and bookkeeping services, and the daily calculation of net asset value for each Portfolio.

For the Adviser’s services as Investment Adviser and State Street’s services as Administrator, Transfer Agent, Custodian and Fund Accounting Agent, each Portfolio pays the Adviser an aggregate fee, at an annual rate of 0.17% of the ANA of such Portfolio. These fees are calculated daily and paid monthly. For its services as Administrator, Transfer Agent, Custodian and Fund Accounting Agent, the Funds each pay State Street an aggregate fee, which is calculated daily and paid monthly, at an annual rate of 0.01% of ANA of such Fund.